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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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          Date of Report (Date of earliest event reported): MAY 7, 1996
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                           CREATIVE BIOMOLECULES, INC.
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             (Exact name of registrant as specified in its charter)



     DELAWARE                     0-19910                     94-2786743
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  (State or other               (Commission                 (IRS Employer
  jurisdiction of               File Number)              Identification No.)
  incorporation)

                 45 SOUTH STREET, HOPKINTON, MASSACHUSETTS 01748
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (508) 435-9001
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ITEM 5.           OTHER EVENTS.
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     On May 7, 1996, the Registrant publicly disseminated a press release announcing that researchers at the Registrant and academic collaborators presented data on the role of OP-1 in kidney development and in restoring renal function in animal models of acute renal failure. OP-1 is a member of a large superfamily of proteins that are involved in embryonic development and tissue formation. The data was presented at the Acute Renal Failure in the 21st Century Conference sponsored by the National Institutes of Health.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.
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(c)  Exhibits.

     99.1     The Registrant's Press Release dated May 7, 1996.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Creative BioMolecules, Inc.
                                            --------------------------------
                                            (Registrant)


Date: May 7, 1996                           /s/ Wayne E. Mayhew III
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                                            Wayne E. Mayhew III
                                            Vice President, Chief Financial
                                            Officer, Treasurer and Secretary